Exhibit 99

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                                                   WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                               RELO & NON-RELOCATION MORTGAGES
                                                     WFMBS SERIES 2003-L
                                                  POOL PROFILE (09/03/2003)

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                                                             10/1 POOL                                TOLERANCE
                                                  --------------------------------         ---------------------------------
       AGGREGATE PRINCIPAL BALANCE                                 $1,000,555,729                                (+/- 5.00%)

       MORTGAGE LOAN CUTOFF DATE                                         1-Oct-03                                       N/A
       INTEREST RATE RANGE                                            3.5 - 5.875                                       N/A
       GROSS WAC                                                           4.907%                             (+ / - 10 bps)
       WEIGHTED AVERAGE SERVICE FEE
                                                                         37.5 BPS
       MASTER SERVICING FEE                                               1.0 BPS ON SECURITIZATION ONLY
       WAM (in months)                                                        358                             (+/- 2 months)

       WALTV                                                                  61%                              (maximum +5%)

       CALIFORNIA PERCENT                                                     52%                              (maximum +5%)
       SINGLE LARGEST ZIP CODE PERCENT                                         1%                             (maximum  +3%)

       AVERAGE LOAN BALANCE                                              $546,155                         (maximum +$25,000)
       LARGEST INDIVIDUAL LOAN BALANCE                                 $1,498,319                       (maximum $1,500,000)

       CASH OUT REFINANCE PERCENT                                             11%                             (maximum  +5%)

       PRIMARY RESIDENCE PERCENT                                              97%                              (minimum -5%)

       SINGLE FAMILY DETACHED PERCENT                                         94%                              (minimum -5%)

       FULL DOCUMENTATION PERCENT                                             66%                              (minimum -5%)

       WA FICO                                                                736                              (minimum -10)

       UNINSURED > 80% LTV PERCENT                                             0%                              (maximum +3%)

       RELOCATION PERCENT                                                      4%                              (minimum -2%)

       GROSS MARGIN                                                        2.750%                              (+ / - 5 bps)

       GROSS LIFECAP                                                       9.907%                             (+ / - 10 bps)

       WA MONTHS TO NEXT ROLL                                                 118                           (+ / - 3 months)

       INTEREST ONLY PERCENT                                                   0%                             (maximum  +5%)


                        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                           MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                               SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-----------------------------------------------------------------------------------------------------------------------------
(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate
      Principal Balance.

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
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                                                      WFMBS MORTGAGE LOAN POOL
                                         20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                                  RELO & NON-RELOCATION MORTGAGES
                                                        WFMBS SERIES 2003-L
                                                        PRICING INFORMATION
                                                     POOL PROFILE (09/03/2003)
-----------------------------------------------------------------------------------------------------------------------------------

COLLATERAL                                                       All Mortgage Loans will Index off the One Year CMT.
                                                           None of the Mortgage Loans have a convertibility feature.
                                   Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                                      Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                                   TBD by Wells Fargo

PASS THRU RATE                                                                    Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                       TO CONFORM TO WFMBS 2002-B or 2003-H
                                                                                               EXCEPT AS NOTED BELOW
                                                        (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                     29-SEP-03       9:00 AM

PRICING DATE                                                                                                     TBD

SETTLEMENT DATE                                                                                            15-OCT-03


ASSUMED SUB LEVELS                                            Rating Agency              AGG Level
Levels and Rating Agencies                      AAA            Moody's/S&P                 2.45%
for 2003-K to be determined                      AA                S&P                     1.10%
by Wells Fargo                                    A                S&P                     0.65%
                                                BBB                S&P                     0.40%
                                                 BB                S&P                     0.25%
                                                  B                S&P                     0.15%

                                                     Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NOTE: PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-K STRUCTURE:
CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR CALC'D CLASS A PP%
NO FLOATING RATE INTEREST-ONLY STRIPS WILL BE DESCRIBED AS FIXED RATE (NORMALIZED I/OS)


* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS, BUYDOWN LOANS, AND MANUFACTURED HOMES.




WFMBS CONTACTS                                                                                    Brad Davis (301) 846-8009
                                                                                                  Gretchen Markley (301) 846-8356
                                                                                                  Mike Miller (301) 815-6397
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                                           WFASC DENOMINATION POLICY
---------------------------------------------------------------------------------------------------------------

                                                           MINIMUM
                                                         DENOMINATION          PHYSICAL         BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                        (1)(4)          CERTIFICATES       CERTIFICATES
---------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS, Non-complex
components (subject to reasonable
prepayment support)                                      $  25,000             Allowed            Allowed


Companion classes for PAC, TAC, Scheduled Classes        $ 100,000             Allowed            Allowed

Inverse Floater (Including Leveraged),
PO, Subclasses of the Class A that
provide credit protection to the Class
A, Complex multi-component certificates                  $ 100,000             Allowed            Allowed

Notional and Nominal Face IO                                 (2)               Allowed            Allowed

Residual Certificates                                        (3)               Required         Not Allowed

All other types of Class A Certificates                      (5)                 (5)                (5)

CLASS B (Investment Grade)                               $ 100,000             Allowed            Allowed
CLASS B (Non-Investment Grade)                           $ 250,000             Required         Not Allowed


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3) 100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue
    Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5) Underwriter must obtain WFASC's approval.
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